Shares of Scudder California Tax Free Money Fund are not insured or guaranteed by the U.S. government. Scudder California Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus. Portfolio changes should not be considered recommendations for action by individual investors.




Scudder California
Tax Free Money Fund
----------------------
Scudder California
Tax Free Fund

Semiannual Report
September 30, 1995



* For investors seeking double-tax-free income exempt from both California and regular federal income taxes.

* Pure no-load(TM) funds with no commissions to buy, sell, or exchange shares.

SCUDDER CALIFORNIA TAX FREE MONEY FUND
SCUDDER CALIFORNIA TAX FREE MONEY FUND
--------------------------------------------------------------------------------

      CONTENTS

      2        In Brief
      3        Letter from the Funds' President
      4        Scudder California Tax Free Fund Performance Update
      5        Scudder California Tax Free Fund Portfolio Summary
      6        Scudder California Tax Free Money Fund
                 Portfolio Management Discussion
      8        Scudder California Tax Free Fund Portfolio Management Discussion
      13       Scudder California Tax Free Money Fund Investment Portfolio
      17       Scudder California Tax Free Money Fund Financial Statements
      20       Scudder California Tax Free Money Fund Financial Highlights
      21       Scudder California Tax Free Fund Investment Portfolio
      29       Scudder California Tax Free Fund Financial Statements
      32       Scudder California Tax Free Fund Financial Highlights
      33       Notes to Financial Statements
      38       Investment Products and Services
      39       How to Contact Scudder


      IN BRIEF

                     Scudder California Tax Free Money Fund

* Scudder California Tax Free Money Fund offered a 7-day effective yield of 3.54% on September 30, 1995, equivalent to a 6.58% taxable yield for investors in the top federal and state income tax brackets.

 (BAR CHART TITLE)  Seven-Day Effective Yields on September 30, 1995

 (BAR CHART DATA)
Scudder California Tax Free Money Fund              3.54%
Taxable yield needed to equal the Fund's yield      6.58%

                        Scudder California Tax Free Fund

* Scudder California Tax Free Fund provided a 4.81% 30-day net annualized SEC yield on September 30, 1995.

* For shareholders subject to the 46.24% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 8.95%.

  (BAR CHART TITLE)     30-Day Yields on September 30, 1995

  (BAR CHART DATA)
Scudder California Tax Free Fund                   4.81%
Taxable yield needed to equal the Fund's yield     8.95%

* Scudder California Tax Free Fund earned the number one ranking among California tax-free funds for the five-year period ended September 30, 1995. Page 8 contains additional information about the Fund's ranking.

----
 2

                                                LETTER FROM THE FUNDS' PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders,

     In our annual report dated March 31 we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, the Federal Reserve permitted short-term interest rates to ease downward, cutting the federal funds rate by 0.25% in July.

     Throughout 1995, investors have been anticipating an economic slowdown, but for now economic indicators are turning up, corporate profits remain healthy, and consumers have responded to lower short-term rates by borrowing and spending more. We believe consumers will fuel this reacceleration of U.S. economic activity until their increasingly high debt burdens force them to tighten their budgetary belts. The current economic expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

         What does this mean for tax-exempt fund investors? It's possible that the pickup in economic activity could lead to some increases in interest rates over the short term. But the economy is extremely interest-rate sensitive and should respond quickly to any rate changes. When the economy begins to slow down, rates should move down, too. Most importantly, the relationship between supply and demand for municipal bonds should work in favor of tax-exempt investors as the supply of bonds continues to shrink, placing upward pressure on prices.

         As always, your portfolio managers will continue to focus their efforts on fundamental research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative if you have questions about your Fund. Page 39 provides more information on how to contact Scudder. Thank you for choosing Scudder California Tax Free Funds to help meet your investment needs.

                               Sincerely,
                               /s/ David S. Lee
                               David S. Lee
                               President,
                               Scudder California Tax Free Money Fund
                               Scudder California Tax Free Fund

                                                                            ----

Scudder California Tax Free Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder California Tax Free Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,057    10.57%    10.57%
5 Year    $15,409    54.09%     9.03%
10 Year   $23,729   137.29%     9.03%

Lehman Brothers Municipal Bond Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,118    11.18%    11.18%
5 Year    $15,289    52.89%     8.86%
10 Year   $25,121   151.21%     9.64%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30
Scudder California Tax Free Fund
Year            Amount
----------------------
85             $10,000
86             $12,054
87             $11,857
88             $13,374
89             $14,700
90             $15,399
91             $17,545
92             $19,513
93             $22,619
94             $21,461
95             $23,729

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
85             $10,000
86             $12,465
87             $12,530
88             $14,156
89             $15,385
90             $16,431
91             $18,598
92             $20,542
93             $23,160
94             $22,594
95             $25,121

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------

                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
Net Asset Value...   $10.76  $ 9.65  $10.16  $10.43  $10.11  $10.62  $10.83  $11.29  $ 9.78  $10.28
Income Dividends..   $  .72  $  .70  $  .68  $  .67  $  .63  $  .63  $  .60  $  .56  $  .52  $  .50
Capital Gains
and Other
Distributions.....   $  .30  $  .26  $   --  $  .05  $  .17  $  .22  $  .34  $  .60  $  .44  $   --
Fund Total
Return (%)........    20.54   -1.64   12.79    9.91    4.76   13.93   11.22   15.92   -5.12   10.57
Index Total
Return (%)........    24.65     .52   12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

----
 4

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Lease Rentals            30%
Hospital/Health          20%              Scudder California Tax Free
Sales & Special Tax      15%              Fund is broadly diversified,
Housing Finance                           with investments in over 150
Authority                12%              different issues.
Water/Sewer Revenue       5%
Pollution Control         4%
Electric Utility Revenue  4%
School District/Lease     4%
Toll Revenue              3%
Miscellaneous Municipal   3%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------
AAA                     58%
AA                       5%               The Fund continues to emphasize
A                       24%               high quality, with 58% of its
BBB                      9%               portfolio in AAA-rated tax-exempt
Not Rated                4%               bonds.
                       ----
                       100%
                       ====
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year         5%               Bonds with maturities between
1 - 5 years             12%               five and 20 years, 58% of the
5 - 10 years            23%               Fund's portfolio as of September
10 - 20 years           35%               30, currently offer good value
Greater than 20 years   25%               and attractive yields.
                       ----
                       100%
                       ====
Weighted average effective maturity: 14 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's Investment Portfolio, see page 21.

                                                                            ----

SCUDDER CALIFORNIA TAX FREE MONEY FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

              Scudder California Tax Free Money Fund's semiannual period ended September 30, 1995, was characterized by slightly lower interest rates and more stability overall for the California tax-exempt money markets. The period stood in contrast to the Fund's 1994 fiscal year, when the Federal Reserve boosted short-term interest rates substantially to fend off inflation. Besides the easing of rates, the most important market influence during the period was California's heavy short-term municipal financing calendar, which is largely restricted to July through September. The abundance of supply during this period tended to depress prices and raise yields of new issues, creating attractive values.

              Because of the relatively strong supply of issues, and because we believed that the Federal Reserve's next move would be to lower interest rates, we felt that this was an ideal time to extend the Fund's maturity. As of September 30, 1995, the Fund's average maturity stood at 73 days, compared with 39 days six months earlier. Our longer maturity has helped us keep the Fund's yield almost identical to its yield six months before, despite the trend toward lower rates: Scudder California Tax Free Money Fund's 7-day effective yield was 3.54% on September 30, compared with 3.58% on March 31. For investors in the highest combined state and federal income tax bracket, this yield equaled a 6.58% compounded taxable yield, well above the 5.25% average for taxable money funds, according to IBC/Donoghue, Inc., an independent firm that tracks money fund performance. The Fund provided a total return of 1.70% for the six months ended September 30, 1995, assuming reinvestment of all income distributions, which totaled $0.017 during the period.

              The Orange County financial crisis is slowly moving toward resolution, and it appears that the county will emerge from bankruptcy in the near future. Though some investors have ruled out purchases of Orange County bonds or pooled securities throughout California, we believe our comprehensive research may identify opportunities among these issuers that are worth

----
 6

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

considering. At the same time, we will remain cautious, keeping the Fund's price stability a top priority. Looking ahead, we continue to believe that rates will head lower. Our continuing objective for Scudder California Tax Free Money Fund is to maintain a stable $1.00 share price through a portfolio of high-quality, short-term municipal securities while actively managing the Fund's average maturity to provide a competitive double-tax-free yield.

              If you have questions about the Fund or your investments, please call a Scudder Investor Relations representative at 1-800-225-2470. Page 39 provides more information on how to contact Scudder. Thank you for choosing Scudder California Tax Free Money Fund to help meet your investment needs.

                                     Sincerely,
                                     Your Portfolio Management Team
                                     /s/Rebecca Wilson         /s/K. Sue Cote
                                     Rebecca Wilson             K. Sue Cote

                                                                            ----

SCUDDER CALIFORNIA TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

              On September 30, 1995, Scudder California Tax Free Fund provided a 30-day net annualized SEC yield of 4.81%. For shareholders subject to the 39.60% maximum federal income tax rate and the 11.00% maximum California state income tax rate, the Fund's yield is equivalent to a taxable yield of 8.95%. During the six-month period ended September 30, 1995, shareholders received $0.25 per share of income exempt from both federal and California state income taxes.

              In a municipal market characterized by wide price fluctuations, the Fund's share price increased $0.21 to $10.28 per share over the six-month period. The Fund provided a total return of 4.63% through a combination of interest income and share price appreciation. The Fund's return compares favorably with an average total return of 4.20% for the 103 California municipal funds tracked by Lipper Analytical Services for the same period.

              Scudder California Tax Free Fund also has exceeded the average performance of California tax-exempt funds over one-, three-, four-, five- and ten-year periods. The Fund continues to hold the number one ranking for total return among California tax-free funds for the five years ended September 30, 1995.
The chart below illustrates how the Fund ranked for various periods.

         Scudder California Tax Free Fund's Average Annual Total Return
           versus the Lipper Average of All California Tax-Free Funds
                     (For periods ended September 30, 1995)

    --------------------------------------------------------------------
                       Scudder
                     California       Lipper                Number of
                      Tax Free        average                 Funds
       Period        Fund return   annual return   Rank      tracked
    --------------------------------------------------------------------
    Six months          4.63%           4.20%        20         103
    --------------------------------------------------------------------
    One year           10.57            9.58         19          92
    --------------------------------------------------------------------
    Two years           2.43            2.50         39          71
    --------------------------------------------------------------------
    Three years         6.74            6.12          9          57
    --------------------------------------------------------------------
    Four years          7.84            6.99          3          50
    --------------------------------------------------------------------
    Five years          9.03            8.15          1          46
    --------------------------------------------------------------------
    Ten years           9.03            8.60          6          20
    --------------------------------------------------------------------
              Past performance is no guarantee of future results.
----
 8

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

               Congress, the Budget, and Higher Demand for Bonds

              The change in the political majorities in Congress last November brought renewed optimism that the federal budget deficit could finally be dealt with. Both the Clinton administration and Congress have agreed in principle to balance the federal budget -- their disagreement lies in the timing and in a host of specifics. Nevertheless, this broad basis of agreement has encouraged the financial markets to believe that the size and quantity of debt instruments being issued by the federal government will tend to diminish over the next couple of years. The move toward balancing the budget also reduces inflationary expectations. Both factors have created a more positive environment for bond investors over the past year.

                              Two Distinct Periods

              During the six-month period ended September 30, we maintained Scudder California Tax Free Fund's average effective maturity at higher-than-average levels and kept the Fund's cash position low to help the Fund regain ground lost in 1994's poor bond market. So far, this strategy has worked to the Fund's advantage.

              The municipal bond market experienced two distinct periods of performance during the past six months. The first period, from April to June, was marked by steadily rising bond prices and declining yields. A weaker U.S. economy, due partly to the extremely weak dollar and the Mexican peso crisis of the first quarter of 1995, created the conditions for the bond market rally. U.S. Gross Domestic Product (GDP) fell to its lowest level since the fourth quarter of 1993 during this period. As a result of the lackluster economy, the Federal Reserve stopped raising interest rates, which had been ratcheting higher since February 1994.

              During the second part of the semiannual period, which ran from June until the end of September, the U.S. economy reaccelerated modestly while bond prices remained largely unchanged. This period was also marked by considerable discussion in Congress of various "flat tax" proposals, resulting in a weakening of demand for municipal bonds. In our opinion, any tax proposal that becomes law will most likely continue to tax interest income at substantially high rates, ensuring that municipal bonds continue to be worthwhile investments for investors in high tax brackets.
                                                                            ----

SCUDDER CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------

                         The Fund's Four-Point Strategy

              The Fund's investment strategy continues to focus on four basic elements: (1) purchasing bonds with effective maturities of less than 20 years,
(2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities, (3) purchasing high-yielding callable bonds, and (4) diversifying investments based on careful credit selection.

              Bonds with effective maturities of at least five but less than 20 years represented almost 58% of the portfolio on September 30, 1995, compared with approximately 48% on March 31, 1995. Bonds in this maturity range currently offer good value and provide attractive yields with less price volatility than longer-term bonds. These bonds are also generally less sensitive to changes in interest rates because of their shorter maturities.

              While shorter-maturity bonds and noncallable bonds offer a relative degree of price stability, they also typically yield less than longer-maturity, callable debt instruments. In order to enhance the portfolio's overall yield, we selectively purchased higher-coupon bonds that can be called by their issuers in a relatively short time. Typically, these bonds provide yields three quarters to one percentage point higher than noncallable bonds maturing on similar call dates, a yield advantage we believe more than compensates for their callability.

              Scudder California Tax Free Fund continues to emphasize careful credit selection and portfolio diversification, investing in a variety of issues including general obligation, water district, hospital, single family, multi-family, school district, lease, and tax allocation bonds as of September 30, 1995. The Fund's average credit quality at the end of September was AA.

                        Los Angeles and Orange Counties

              As most California residents know only too well by now, Orange County declared bankruptcy in December 1993 after incurring substantial losses in its large investment pool. Scudder California Tax Free Fund was not adversely affected by the bankruptcy because the Fund did not own any obligations of the county at the time. Since then, the California legislature has drawn up a "bailout" package that Governor Wilson has signed into law. Based on the provisions of the package, we anticipate that Orange County will be able to emerge from bankruptcy some time during 1996. We intend to selectively purchase Orange County debt securities that we deem attractive.
----
 10

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

              Los Angeles County has recently experienced significant fiscal difficulties and budget shortfalls. As a result, both Standard & Poor's and Moody's credit agencies have lowered the County's credit rating to A1/A-. None of the Fund's holdings was adversely affected by these downgrades. As with Orange County, we will continue to consider selected Los Angeles County bonds for purchase, based on our research and the relative value of each issue.

                              California's Economy

              California's economy has been recovering steadily from its 1994 slowdown; the state gained 300,000 jobs over the past two years. However, 800,000 jobs were lost during the recession of the early 1990s, and we do not expect the state to fully regain them until the end of the decade. California's unemployment rate was 7.2% in September 1995, a marked improvement over its 1993 rate of 9.2% but still substantially higher than the 5.6% national average. Further impeding the state's economic recovery is California's declining wealth:
Per capita income declined from 118% of the national average to 103% from 1980 to 1994. Much of this decline stems from changes in the state's unemployment base as California's economy shifts from manufacturing to service-related industries.

              Despite continued fiscal stress at the local level, the state's budgetary problems are abating. California's budget assumptions are conservative given the improving economy, with a 3.5% General Fund revenue increase projected for 1996 and a rise in expenditures of 4%. Short-term borrowing levels are expected to be the smallest in years, and it appears the state will eliminate its accumulated deficit and post a small surplus at the end of the 1996 fiscal year. Still, California's financial problems could re-emerge if difficult fiscal decisions are delayed.

                             Our Near-Term Outlook

              Led by consumers, the U.S. economy picked up steam in the third quarter of 1995, growing at a 4.2% rate. Auto sales, consumer spending, and employment have all improved. However, we are concerned about consumers' staying power, since borrowing appears to be the major source of funds for this spending increase. We believe the U.S. economy will slow sometime in late 1996 as consumers spend less and as businesses make anticipated cuts in capital expenditures. Meanwhile, inflation remains in check (for the 12 months ended August 31, 1995, consumer prices rose only 2.6%). We are hopeful that this combination of

                                                                            ----

SCUDDER CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------

economic slowdown and low inflation, which historically has been beneficial for the bond markets, will set the stage for an attractive longer-term environment.

              In the short term, as investors recognize the high after-tax value of municipals, we expect tax-free bonds to make some gains. As we pursue Scudder California Tax Free Fund's objectives, we intend to continue to emphasize noncallable bonds with effective maturities between five and 15 years. As always, we will pay close attention to credit quality as we position the Fund to seek high double-tax-free income and a competitive total return.

Sincerely,
Your Portfolio Management Team
/s/Jeremy L. Ragus         /s/Donald C. Carleton
Jeremy L. Ragus            Donald C. Carleton

----
 12

                                                                                SCUDDER CALIFORNIA TAX FREE MONEY FUND
                                                             INVESTMENT PORTFOLIO as of September 30, 1995 (Unaudited)
----------------------------------------------------------------------------------------------------------------------

                                                                        Principal           Credit         Value ($)
                                                                        Amount ($)        Rating (b)        (Note A)
----------------------------------------------------------------------------------------------------------------------
                ------------------------------------------------------------------------------------------------------
100.0%          MUNICIPAL INVESTMENTS
                ------------------------------------------------------------------------------------------------------
CALIFORNIA      Anaheim, CA, Electric Utility, Revenue Anticipation
                 Note, Tax Exempt Commercial Paper:
                  3.7%, 10/20/95 ..................................       750,000             A1+             750,000
                  3.7%, 12/12/95 ..................................     1,000,000             A1+           1,000,000
                Butte Office of Education, CA, Tax and Revenue
                 Anticipation Notes, 5%, 10/27/95 .................     1,000,000             SP1+          1,000,546
                California Health Facilities Finance Authority:
                 Catholic Healthcare West, Series C, Variable Rate
                  Demand Note, 4.15%, 7/1/20 (c)* .................     1,000,000             A1+           1,000,000
                 Pooled Loan Program, Series 1985 B, Weekly
                  Demand Note, 4.1%, 10/1/10 (c)* .................       100,000             AAA             100,000
                 Sutter Health, Series B, Daily Demand Bond,
                  4.7%, 3/1/20* ...................................       300,000             A1+             300,000
                California Pollution Control Financing Authority,
                 Pacific Gas & Electric Company, Series 1988 C,
                 Tax Exempt Commercial Paper, 3.35%, 10/11/95 .....     1,000,000             A1+           1,000,000
                California Pollution Control Revenue, Minnesota,
                 Mining & Manufacturing, Weekly Demand Bond,
                 4.1%, 11/1/96* ...................................       400,000             MIG1            400,000
                California Pollution Control Revenue, Shell Oil
                 Company Project, Series A, Daily Demand Bond,
                 4.3%, 10/1/08* ...................................       200,000             A1+             200,000
                California Revenue Anticipation Warrants,
                 Series C, 5.75%, 4/25/96 .........................     3,000,000             MIG1          3,019,277
                Chino, CA, Unified School District, Certificate of
                 Participation, Refunding Capital Construction
                 Project, Variable Rate Demand Bond,
                 4.15%, 9/1/08* ...................................     2,600,000             MIG1          2,600,000
                City of Industry, Los Angeles County, CA, Industrial
                 Development Revenue, Helene Curtis, Inc.,
                 Weekly Demand Bond, 4.35%, 10/1/06* ..............     1,900,000             A1+           1,900,000
                Contra Costa, CA, Transportation Authority, Sales
                 Tax Revenue , Series A, Weekly Demand Bond,
                 3.9%, 3/1/09 (c)* ................................     1,000,000             MIG1          1,000,000
                Delmar Racetrack Authority, CA, Tax Exempt
                 Commercial Paper:
                  3.7%, 10/26/95 ..................................     1,000,000             A1+           1,000,000
                  3.65%, 11/16/95 .................................     1,000,000             A1+           1,000,000
                East Bay, CA, Municipal Utility District, Tax Exempt
                 Commercial Paper, 3.6%, 12/12/95 .................       500,000             A1+             500,000


     The accompanying notes are an integral part of the financial statements.

SCUDDER CALIFORNIA TAX FREE MONEY FUND
-----------------------------------------------------------------------------------------------------------

                                                                       Principal      Credit     Value ($)
                                                                       Amount ($)    Rating (b)   (Note A)
-----------------------------------------------------------------------------------------------------------
                El Cerrito, CA, Tax & Revenue Anticipation Note,
                 4.5%, 7/5/96 ......................................    1,000,000       MIG1      1,003,650
                Escondido, CA, Multi-Family Housing Revenue,
                 Series 1985 A, Morning View Terrace Project,
                 Variable Rate Demand Note, 3.75%, 2/15/07* ........      600,000       MIG1        600,000
                Fontana, CA, Unified School District, Tax and
                 Revenue Anticipation Note, 4.5%, 7/5/96 ...........    1,500,000       SP1+      1,504,376
                Glendale, CA, Reliance Development Co. Inc.,
                 Public Parking Project, Series 1984 A,
                 Variable Rate Demand Bond, 4.05%, 12/1/14* ........      700,000       A1+         700,000
                Huntington Beach, CA, River Meadows Apartments,
                 Variable Rate Demand Bond, 4.625%, 10/1/05* .......    1,500,000       SS&C      1,500,000
                Irvine, CA, Improvement Bond, Assessment
                 District 89-10, Daily Demand Bond, 4.7%, 9/2/15* ..    2,690,000       A1+       2,690,000
                Kern County, CA, Certificate of Participation,
                 Public Facilities Project, Variable Rate
                 Demand Bond:
                  Series A, 4.15%, 8/1/06* .........................    1,400,000       MIG1      1,400,000
                  Series D, 4.15%, 8/1/06* .........................    1,700,000       MIG1      1,700,000
                Lancaster, CA, Redevelopment Agency, Multi-Family
                 Housing Revenue, Westwood Park Apartments,
                 Variable Rate Demand Notes, 3.75%, 12/1/07* .......      600,000       MIG1        600,000
                Los Angeles County, CA, Tax and Revenue
                 Anticipation Notes, 4.5%, 7/1/96 ..................    1,000,000       MIG1      1,005,017
                Los Angeles Wastewater System Revenue,
                 Tax Exempt Commercial Paper, 3.6%, 12/12/95 .......    1,000,000       P1        1,000,000
                Los Angeles, CA, Multi-Family Housing Revenue,
                 Series K, Variable Rate Demand Bond,
                 3.8%, 7/1/10* .....................................    3,300,000       A1+       3,300,000
                Los Rios Community College District, Sacramento
                 County, CA, Tax and Revenue Anticipation Notes,
                 4.75%, 9/19/96 ....................................    2,000,000       MIG1      2,013,560
                Ontario, CA, Multi-Family Residential Mortgage
                 Revenue, Park Centre Partners, Variable Rate
                 Demand Bond, 3.75%, 8/1/07* .......................    2,000,000       MIG1      2,000,000
                Ontario, CA, Redevelopment Agency,
                 Multi-Family Housing Revenue:
                  Daisy XX Associates, Ltd. Project, Variable Rate
                   Demand Note, 3.75%, 11/1/04* ....................      100,000       MIG1        100,000
                  Weekly Demand Bond, 3.75%, 4/1/98* ...............    1,000,000       A1+       1,000,000
                Orange County, CA, Water District, Tax Exempt
                 Commercial Paper:
                  4%, 10/18/95 .....................................    1,000,000       A1+       1,000,000
                  3.85%, 10/20/95 ..................................    1,000,000       A1+       1,000,000
                  4%, 10/25/95 .....................................    1,000,000       A1+       1,000,000



     The accompanying notes are an integral part of the financial statements.

                                                                                       INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------

                                                                       Principal      Credit     Value ($)
                                                                       Amount ($)   Rating (b)   (Note A)
-----------------------------------------------------------------------------------------------------------
                Rincon Del Diablio, CA, Municipal Water District,
                 Quarterly Optional Tender Bond, 4.35%, 2/1/15* ....    2,625,000       MIG1      2,625,000
                Riverside County, CA, School Financing Authority,
                 School Districts Financing, Revenue
                 Anticipation Notes, 4.75%, 7/18/96 ................    1,000,000       SP1+      1,003,808
                Sacramento, CA, Municipal Utility District, Series I,
                 Tax Exempt Commercial Paper, 3.6%, 12/13/95 .......    1,500,000       A1+       1,500,000
                San Bernardino County, CA, Multi-Family
                 Housing Revenue, Variable Rate Demand Bonds:
                  Western Properties 1, 3.85%, 2/1/05* .............      900,000       MIG1        900,000
                  Woodview Apartments Project, 3.75%, 4/1/07* ......    1,100,000       MIG1      1,100,000
                San Diego, CA, Multi-Family Housing Revenue,
                 Lusk Mira Mesa Project, Issue E, Variable Rate
                 Demand Bond, 3.75%, 4/1/07* .......................    1,900,000       MIG1      1,900,000
                San Jose, CA, Multi-Family Housing Revenue,
                 Kimberly Woods Project, Variable Rate
                 Demand Bond, 3.75%, 11/1/08* ......................      500,000       MIG1        500,000
                San Marcos, CA, Multi-Family Housing Revenue,
                 Household Bank Project, Series 1985,
                 Weekly Demand Note, 5.025%, 6/1/05* ...............    2,700,000       SS&C      2,700,000
                Santa Clara, CA, Electric Revenue:
                 Series B, Junior Lien, Variable Rate
                  Demand Bond, 4.15%, 7/1/10* ......................    1,100,000       MIG1      1,100,000
                 Series C, Junior Lien, Variable Rate
                  Demand Bond, 4.15%, 7/1/10* ......................    1,300,000       MIG1      1,300,000
                Santa Clara County, CA, Housing Authority,
                 Fox Chase I Project, Weekly Demand Bond,
                 4.35%, 11/1/08 (c)* ...............................    1,000,000       MIG1      1,000,000
                Santa Cruz County, CA, Tax & Revenue Anticipation
                 Notes, 4.5%, 7/11/96 ..............................    1,000,000       SP1+      1,003,296
                Solano County, CA, Tax and Revenue
                 Anticipation Note, 5%, 11/1/95 ....................    1,000,000       SP1+      1,000,528
                South Coast, CA, Local Education Agencies,
                 Tax and Revenue Anticipation Note, 5%, 8/14/96 ....    2,000,000       SP1+      2,008,561
                South San Francisco, CA, 1991 Water Quality
                 Control, Variable Rate Demand Bond,
                 4.35%, 7/1/12* ....................................      500,000       A1+         500,000
                Southern California Metropolitan Water District,
                 Tax Exempt Commercial Paper, 3.8%, 11/10/95 .......    1,000,000       A1+       1,000,000
                Southern California Public Power Authority,
                 Transmission Project, Series 1991,
                 Weekly Demand Note, 4%, 7/1/19 (c)* ...............    1,700,000       AAA       1,700,000


     The accompanying notes are an integral part of the financial statements.

SCUDDER CALIFORNIA TAX FREE MONEY FUND
-------------------------------------------------------------------------------------------------------------

                                                                        Principal      Credit      Value ($)
                                                                        Amount ($)   Rating (b)     (Note A)
-------------------------------------------------------------------------------------------------------------
                Ventura, CA, Unified School District,
                 Tax and Revenue Anticipation Notes,
                 4.75%, 7/5/96 ...............................          1,500,000       SP1+        1,508,177
                                                                                                 ------------

                TOTAL INVESTMENT PORTFOLIO -- 100.0%
                 (Cost $66,235,796) (a) ......................                                     66,235,796
                                                                                                 ============
-------------------------------------------------------------------------------------------------------------

(a)  The cost for the federal income tax purposes was $66,235,796.

(b)  All of the securities held have been determined to be of appropriate credit quality as required by the
     Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Rating
     Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c)  Bond is insured by one of these companies: AMBAC, FGIC or MBIA.

*    Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon#equivalent of the Treasury bill rate.
     Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax#exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.



     The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------
SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost $66,235,796)
  (Note A) ...........................................                  $ 66,235,796
Cash .................................................                        54,604
Receivables:
  Interest ...........................................                       428,207
  Fund shares sold ...................................                        72,535
Other assets .........................................                           647
                                                                        ------------
        Total assets .................................                    66,791,789

LIABILITIES
Payables:
  Fund shares redeemed ...............................      $ 37,029
  Dividends ..........................................        24,482
  Accrued management fee (Note C) ....................        14,885
  Other accrued expenses (Note C) ....................        36,145
                                                            --------
        Total liabilities ............................                       112,541
                                                                        ------------
Net assets, at value .................................                  $ 66,679,248
                                                                        ============
NET ASSETS
Net assets consist of:
  Accumulated net realized loss ......................                     $ (40,069)
  Shares of beneficial interest ......................                       666,897
  Additional paid-in capital .........................                    66,052,420
                                                                        ------------
Net assets, at value .................................                  $ 66,679,248
                                                                        ============
NET ASSET VALUE, offering and redemption price per share
  ($66,679,248 -:- 66,689,691 outstanding shares of
  beneficial interest, $.01 par value, unlimited number
  of shares authorized) ..............................                         $1.00
                                                                               =====

   The accompanying notes are an integral part of the financial statements.

SCUDDER CALIFORNIA TAX FREE MONEY FUND
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest ..............................................                   $ 1,294,364

Expenses:
Management fee (Note C) ...............................  $    89,785
Services to shareholders (Note C) .....................       39,310
Custodian and accounting fees (Note C) ................       26,293
Trustees' fees (Note C) ...............................        7,430
Auditing ..............................................       13,523
Reports to shareholders ...............................        6,040
Legal .................................................        4,689
Other .................................................        8,850          195,920
                                                         ----------------------------
Net investment income .................................                     1,098,444

NET REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments ....................                        (1,913)
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..                   $ 1,096,531
                                                                          ===========


   The accompanying notes are an integral part of the financial statements.

                                                               FINANCIAL STATEMENTS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED
                                                        SEPTEMBER 30,     YEAR ENDED
                                                            1995           MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                       (UNAUDITED)          1995
------------------------------------------------------------------------------------
Operations:
Net investment income ............................      $  1,098,444    $  1,830,748
Net realized loss from investments ...............            (1,913)        (16,732)
                                                        ------------    ------------
Net increase in net assets resulting from
  operations .....................................         1,096,531       1,814,016
                                                        ------------    ------------
Distributions to shareholders from net investment
  income ($.017 and $.027 per share,
  respectively) ..................................        (1,098,444)     (1,830,748)
                                                        ------------    ------------
Fund share transactions at net asset value of
  $1.00 per share:
Shares sold ......................................        28,872,060      88,435,904
Net asset value of shares issued to
  shareholders in reinvestment of
  distributions ..................................           946,221       1,538,711
Shares redeemed ..................................       (27,364,316)    (97,929,860)
                                                        ------------    ------------
Net increase (decrease) in net assets from
  Fund share transactions ........................         2,453,965      (7,955,245)
                                                        ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ................         2,452,052      (7,971,977)
Net assets at beginning of period ................        64,227,196      72,199,173
                                                        ------------    ------------
NET ASSETS AT END OF PERIOD ......................      $ 66,679,248    $ 64,227,196
                                                        ============    ============



   The accompanying notes are an integral part of the financial statements.


SCUDDER CALIFORNIA TAX FREE MONEY FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION
DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                                                   FOR THE PERIOD
                                SIX MONTHS                                                                          MAY 28, 1987
                                  ENDED                                                                             (COMMENCEMENT
                               SEPTEMBER 30,                         YEARS ENDED MARCH 31,                          OF OPERATIONS)
                                   1995      ---------------------------------------------------------------------   TO MARCH 31,
                                (UNAUDITED)     1995      1994      1993      1992      1991       1990       1989       1988
                                -----------  --------------------------------------------------------------------------------------
Net asset value,
  beginning of period .............  $1.000    $1.000    $1.000    $1.000    $1.000    $1.000     $1.000     $1.000     $1.000
                                     ------    ------    ------    ------    ------    ------     ------     ------     ------
Net investment income (a) .........    .017      .027      .019      .023      .035      .047       .052       .049       .035
Distributions from net
  investment income ...............   (.017)    (.027)    (.019)    (.023)    (.035)    (.047)     (.052)     (.049)     (.035)
                                     ------    ------    ------    ------    ------    ------     ------     ------     ------
Net asset value, end of period ....  $1.000    $1.000    $1.000    $1.000    $1.000    $1.000     $1.000     $1.000     $1.000
                                     ======    ======    ======    ======    ======    ======     ======     ======     ======
TOTAL RETURN (%) (b) ..............    1.70**    2.72      1.92      2.35      3.54      4.79       5.35       5.04       3.86**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) ....................      67        64        72        56        58        64         65         64         53
Ratio of operating expenses,
  net to average daily net
  assets (%) (a) ..................     .60*      .60       .60       .60       .60       .65        .75        .67        .45*
Ratio of net investment income
  to average daily net
  assets (%) ......................    3.37*     2.68      1.90      2.33      3.50      4.68       5.22       4.98       4.41*

(a)   Reflects a per share amount
      of expenses, exclusive of
      management fees,
      reimbursed by the
      Adviser of ..................  $   --    $   --    $   --    $   --    $   --    $   --     $   --     $   --     $ .002

 Reflects a per share amount
      of management fee not
      imposed by the Adviser of....  $ .001    $ .002    $ .003    $ .003    $ .003    $ .003     $ .001     $ .002     $ .004

 Operating expense ratio
      including expenses
      reimbursed, management
      fee and other expenses
      not imposed (%) .............     .83*      .84       .90       .86       .88       .92        .90        .84       1.32*

(b)   Returns are higher due to maintenance of the Fund's expenses.

  *   Annualized

 **   Not annualized


                                                                                  SCUDDER CALIFORNIA TAX FREE FUND
                                                         INVESTMENT PORTFOLIO as of September 30, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------

                                                                            Principal       Credit        Market
                                                                            Amount ($)     Rating (c)    Value ($)
------------------------------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------------
2.7%            SHORT-TERM MUNICIPAL INVESTMENTS
                --------------------------------------------------------------------------------------------------

CALIFORNIA      California Pollution Control Finance Authority,
                 Resource Recovery, Atlantic Richfield, Daily
                 Demand Note, 4.60%, 12/1/24* ..........................        600,000        MIG1        600,000
                California, Revenue Anticipation Warrants, Series D,
                  6.5%, 4/25/96 (b) ....................................      5,000,000        SP2       5,055,600
                California Statewide Community Development
                 Authority, Solid Waste Disposal, Chevron U.S.A.
                 Project, Daily Demand Note, 4.55%, 12/15/24* ..........      2,890,000        P1        2,890,000
                Irvine, CA, Improvement Bond, Assessment District
                 89-10, Daily Demand Bond, 4.70%, 9/2/15* ..............      4,500,000        MIG1      4,500,000
                                                                                                      ------------
                TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                 (Cost $13,024,871) ....................................                                13,045,600
                                                                                                      ------------
                --------------------------------------------------------------------------------------------------
97.3%           LONG-TERM MUNICIPAL INVESTMENTS
                --------------------------------------------------------------------------------------------------

CALIFORNIA      ABAG Financing Authority, CA, Stanford Health
                 Systems, Certificate of Participation, 6%,
                 11/1/07 (d) ...........................................        605,000        AAA         640,193
                Anaheim County, CA, Convention Center
                 Financing, Certificate of Participation, Zero
                 Coupon, 8/1/05 (d) ....................................      1,250,000        AAA         737,863
                Benecia, CA, Unified School District, Series B,
                 Zero Coupon, 8/1/18 (d) ...............................        545,000        AAA         128,991
                California Health Facilities Finance Authority:
                 Catholic Healthcare West:
                  Series A, 5%, 7/1/06 (d) .............................      2,000,000        AAA       1,976,900
                  Series A, 5.75%, 7/1/15 (d) ..........................      2,250,000        AAA       2,185,133
                  Series A, 5%, 7/1/21 (d) .............................      4,900,000        AAA       4,255,209
                  5%, 7/1/08 (d) .......................................      5,745,000        AAA       5,483,545
                  4.75%, 7/1/19 (d) ....................................      2,635,000        AAA       2,205,969
                 Downey Community Hospital:
                  5.625%, 5/15/08 ......................................      6,000,000        A         5,970,060
                  5.75%, 5/15/15 .......................................      1,000,000        A           940,590
                 Henry Mayo Newhall, Series A, 8%, 10/1/18 .............      3,655,000        A         3,978,687
                 Kaiser Permanente Medical Care Program, 5.55%,
                  8/15/25 ..............................................      4,000,000        AA        3,714,400
                 St. Francis Medical Center, Series A, 5.65%,
                  10/1/14 (d) ..........................................      1,500,000        AAA       1,508,670
                California Housing Finance Agency:
                 Series G, 5.7%, 2/1/07 (d) ............................        500,000        AAA         493,795
                 Series G, 5.8%, 2/1/08 (d) ............................      1,330,000        AAA       1,309,172


     The accompanying notes are an integral part of the financial statements.

SCUDDER CALIFORNIA TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------

                                                                          Principal        Credit        Market
                                                                          Amount ($)     Rating (c)    Value ($)
-----------------------------------------------------------------------------------------------------------------
                Series G, 5.9%, 2/1/09 (d) ..............................     200,000      AAA            196,544
                Series G, 6%, 8/1/10 (d) ................................   1,400,000      AAA          1,370,292
                Series K, 5.55%, 2/1/21 (d) .............................   1,500,000      AAA          1,501,140
                Home Mortgage, Series F1:
                 6.2%, 8/1/05 (d) .......................................     845,000      AAA            881,242
                 6.3%, 8/1/06 (d) .......................................   1,325,000      AAA          1,383,035
                Home Ownership and Improvements Revenue,
                 Series 1985 A, FHA Insured, 9.2%, 8/1/15 ...............      15,000      AA              15,342
                Multi-Unit Rental Housing Revenue:
                 Series 1992 A, 7.1%, 8/1/96 ............................   1,475,000      A            1,506,831
                 Series 1992 A, 7.2%, 8/1/97 ............................   1,620,000      A            1,692,560
                 Series 1992 A, 7.3%, 8/1/99 ............................   2,435,000      A            2,638,785
                 Series 1992 A, 7.35%, 8/1/00 ...........................   2,615,000      A            2,874,774
                 Series 1992 A, 7.4%, 8/1/01 ............................   1,555,000      A            1,728,507
                 Series 1992 A, 7.45%, 8/1/02 ...........................   1,015,000      A            1,141,814
                 Series 1992 A, 7.6%, 8/1/06 ............................   4,030,000      A            4,476,645
                 Series 1992 A, 7.65%, 8/1/07 ...........................   2,335,000      A            2,583,561
                 Series 1992 A, 7.8%, 8/1/23 ............................   2,635,000      A            2,843,218
                 Series II, 6.75%, 8/1/96 ...............................     265,000      A              271,045
                 Series II, 7%, 8/1/97 ..................................     280,000      A              295,081
                 Series II, 7.25%, 8/1/98 ...............................     300,000      A              326,316
                 Series II, 7.3%, 8/1/99 ................................     325,000      A              358,231
                 Series II, 7.3%, 8/1/00 ................................     345,000      A              379,317
                 Series II, 7.3%, 8/1/01 ................................     375,000      A              415,170
                 Series II, 7.35%, 8/1/02 ...............................     400,000      A              445,276
                 Series II, 7.35%, 8/1/03 ...............................     430,000      A              478,323
                 Series II, 7.35%, 8/1/04 ...............................     460,000      A              515,131
                 Series II, 7.35%, 8/1/05 ...............................     495,000      A              556,197
                 Series A, 7.7%, 8/1/09 .................................     700,000      A              772,716
                 Series A, 7.75%, 8/1/16 ................................   2,440,000      A            2,661,454
                California Pollution Control Revenue:
                 Pacific Gas and Electric, Series B, 8.75%, 1/1/07 ......   5,000,000      A            5,530,850
                 Southern California Edison, Series A, 6.9%,
                  9/1/06 ................................................   3,750,000      A            3,991,988
                California State Public Works Board, Lease Revenue,
                 Department of Corrections:
                  Del Norte/Imperial:
                   Series 1993 C, 4.6%, 12/1/04 (d) .....................   4,000,000      AAA          3,900,360
                   Series C-2, 5.375%, 6/1/18 (d) .......................   4,750,000      AAA          4,384,250
                  Medera Prison, Series A-2, 7.4%, 9/1/10 (d) ...........   1,000,000      AAA          1,186,000
                California Statewide Communities Development
                 Authority, Certificate of Participation:
                  Lutheran Homes:
                   Series 1993, 5.5%, 11/15/08 ..........................   1,500,000      A            1,501,275
                   Series 1993, 5.6%, 11/15/13 ..........................   4,750,000      A            4,516,205



     The accompanying notes are an integral part of the financial statements.

                                                                                               INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------

                                                                                Principal       Credit      Market
                                                                                Amount ($)    Rating (c)   Value ($)
--------------------------------------------------------------------------------------------------------------------
                  Keiro Nursing Home, California Mortgage
                   Insured, 5.875%, 3/1/19 ................................     1,685,000       A          1,603,732
                  Sisters of Charity - Leavenworth Health Services
                   Corp.:
                    4.875%, 12/1/10 (d) ...................................     2,500,000       AAA        2,268,550
                    5%, 12/1/23 (d) .......................................     2,500,000       AAA        2,146,825
                  St. Joseph's Health System, 6.2%, 7/1/08 ................       200,000       AA           206,798
                  Sutter Health - Obligated Group, 5.5%,
                   8/15/22 (d) ............................................     2,450,000       AAA        2,287,320
                  Unihealth America, Series A, Zero Coupon,
                   10/1/05 (d) ............................................     1,450,000       AAA          848,323
                Castaic Lake Water Agency, CA, Certificate of
                 Participation, Series A, 7.25%, 8/1/07 (d) ...............     1,000,000       AAA        1,171,670
                Chino Basin, CA, Regional Financing Authority,
                 Municipal Water District, Sewer System, 5.9%,
                 8/1/11 (d) ...............................................     1,290,000       AAA        1,335,653
                Costa Mesa, CA, Public Financing Authority, Public
                 Facilities Project, Series 1993 A, 5.25%, 10/1/18 ........     4,500,000       A          3,861,900
                Duarte, CA, Certificate of Participation, City of Hope
                 Medical Center:
                  5.75%, 4/1/02 ...........................................     3,525,000       BBB        3,530,640
                  5.8%, 4/1/03 ............................................     3,735,000       BBB        3,725,999
                  6%, 4/1/08 ..............................................     3,750,000       BBB        3,678,975
                Elk Grove, CA, Unified School District #1, Special Tax,
                 Community Facilities:
                  Zero Coupon, 12/1/09 (d) ................................     2,465,000       AAA        1,078,240
                  Zero Coupon, 12/1/10 (d) ................................     1,670,000       AAA          683,047
                  Zero Coupon, 12/1/11 (d) ................................     2,425,000       AAA          917,644
                  Zero Coupon, 12/1/12 (d) ................................     2,680,000       AAA          958,180
                  6.5%, 12/1/08 (d) .......................................     1,000,000       AAA        1,111,620
                Eureka, CA, Public Financing Authority, Tax Allocation
                 Revenue, Capital Guaranty Insured, 5%, 11/1/16 ...........     1,380,000       AAA        1,228,117
                Fairfield, CA, Public Finance Authority, Redevelopment
                 Project, Series C, Capital Guaranty Insured,
                 5.25%, 8/1/13 ............................................     1,000,000       AAA          934,010
                Fontana, CA, Tax Allocation Revenue, North Fontana
                 Redevelopment Project, Series 1993 A, 5%,
                 9/1/20 (d) ...............................................     1,200,000       AAA        1,049,952
                Fontana, CA, Unified School District, FSA Insured,
                 5.7%, 9/1/08 .............................................       700,000       AAA          713,307
                Foothill Eastern Transportation Toll Road Revenue,
                 Corridor Agency, Senior Lien, Series A,
                 Zero Coupon:
                        1/1/11 ............................................     6,000,000       BBB        3,349,860
                        1/1/13 ............................................       975,000       BBB          547,365
                        1/1/14 ............................................     2,875,000       BBB        1,614,025


     The accompanying notes are an integral part of the financial statements.

SCUDDER CALIFORNIA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------

                                                                                Principal     Credit      Market
                                                                                Amount ($)   Rating (c)  Value ($)
------------------------------------------------------------------------------------------------------------------
                Fresno, CA, Health Facilities Revenue, Holy Cross
                 Health, Series A, 5.625%, 12/1/18 (d) .....................    1,200,000       AAA      1,146,828
                Imperial, CA, Irrigation District, Electric System
                 Revenue, Certificate of Participation, 5.2%,
                 11/1/09 (d) ...............................................    2,500,000       AAA      2,417,475
                La Canada, CA, Unified School District, Zero Coupon:
                 8/1/08 (d) ................................................    1,315,000       AAA        636,670
                 8/1/09 (d) ................................................    1,280,000       AAA        570,906
                Los Angeles County, CA, Certificate of Participation:
                 Marina Del Ray, Series 1993 A:
                  5.75%, 7/1/98 ............................................    5,000,000       NR       5,082,050
                  6.25%, 7/1/03 ............................................    2,500,000       NR       2,505,775
                 Disney Parking Project, Zero Coupon, 9/1/13 ...............    4,500,000       A        1,198,710
                Los Angeles County, CA, Convention & Exhibition
                 Center Authority, Certificate of Participation:
                  Zero Coupon, 8/15/04 (d) .................................    3,730,000       AAA      2,324,126
                  Series A, 5.2%, 8/15/09 (d) ..............................    4,000,000       AAA      3,824,400
                Los Angeles County, CA, Metropolitan Transportation
                 Authority, Sales Tax Revenue, Series B, 4.8%,
                 7/1/05 (d) ................................................      950,000       AAA        927,523
                Los Angeles County, CA, Wastewater Revenue,
                 Series 1993 D, 4.7%, 11/1/17 (d) ..........................    1,960,000       AAA      1,650,261
                Metropolitan Water District of Southern California,
                 Waterworks Revenue, 8%, 7/1/08 ............................    4,800,000       AA       5,964,432
                Modesto, CA, Certificate of Participation, Community
                 Project, Series A, 5.6%, 11/1/14 (d) ......................    1,370,000       AAA      1,332,366
                Oceanside, CA, Certificate of Participation, Oceanside
                 Building Authority, Series A, 6%, 4/1/17 ..................    3,000,000       A        2,874,330
                Orange County, CA, Local Transportation Authority:
                 Sales Tax Revenue, 5.1%, 2/15/01 (d) ......................    5,000,000       AAA      4,778,300
                 5.15%, 2/15/11 (d) ........................................    5,775,000       AAA      5,286,031
                Oxnard, CA, Finance Authority, Lease Revenue,
                 FSA Insured, 5.375%, 6/1/16 ...............................    2,000,000       AAA      1,861,780
                Palmdale, CA, Civic Center Authority, Redevelopment
                 Project #1, Series A, 5.25%, 7/1/15 (d) ...................    1,000,000       AAA        918,110
                Palomar Pomerado, CA, Health Systems, 4.75%,
                 11/1/23 (d) ...............................................    1,000,000       AAA        825,350
                Pittsburgh, CA, Public Finance Authority, Wastewater
                 System Revenue, Series A, 5.125%, 6/1/15 (d) ..............    1,000,000       AAA        908,240
                Pittsburgh, CA, Redevelopment Agency, Los Medanos
                 Community Development Project, Series 1993 C,
                 4.625%, 8/1/21 (d) ........................................    3,500,000       AAA      2,867,760
                Pomona, CA, Public Finance Authority, Pomona
                 Redevelopment, CAPMAC Insured, 5.75%,
                 2/1/20 ....................................................    1,000,000       AAA        971,860




     The accompanying notes are an integral part of the financial statements.

                                                                                                INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------

                                                                                Principal      Credit      Market
                                                                                Amount ($)   Rating (c)   Value ($)
--------------------------------------------------------------------------------------------------------------------
                Pomona, CA, Unified School District, General
                 Obligation:
                  5.6%, 8/1/14 (d) .......................................      170,000         AAA          166,882
                  5.6%, 8/1/15 (d) .......................................      180,000         AAA          175,567
                  5.6%, 8/1/16 (d) .......................................      190,000         AAA          185,197
                  5.6%, 8/1/17 (d) .......................................      175,000         AAA          170,468
                  5.6%, 8/1/18 (d) .......................................      205,000         AAA          198,317
                Port of Hueneme, CA, Certificate of Participation,
                 Capital Improvement, 6%, 4/1/19 (d) .....................      925,000         AAA          946,173
                Redding, CA, Joint Power Water Revenue, Series
                 1993 A, 5%, 6/15/19 (d) .................................    1,330,000         AAA        1,167,341
                Rialto, CA, Redevelopment Agency, Tax Allocation
                 Revenue, Industrial Redevelopment Project,
                 Series A, 6%, 9/1/23 ....................................    2,500,000         BBB        2,288,875
                Roseville, CA, Joint Union High School District:
                 Series B, Zero Coupon:
                  8/1/05 (d) .............................................    1,130,000         AAA          671,503
                  8/1/06 (d) .............................................    1,000,000         AAA          556,560
                  8/1/07 (d) .............................................    1,380,000         AAA          717,641
                Sacramento, CA, City Financing Authority Lease
                 Revenue Refunding, Series A, 5.4%, 11/1/20 (d) ..........   11,785,000         AAA       11,017,797
                Sacramento, CA, Municipal Utility District:
                 5.4%, 11/15/07 (d) ......................................    3,475,000         AAA        3,509,854
                 Series G, 4.75%, 9/1/21 (d) .............................    6,450,000         AAA        5,388,717
                San Bernardino County, CA, Certificate of
                 Participation, Imbedded Swap Inverse Floater,
                 Series 1992 A, 6.2%, 7/1/16 (d) .........................    4,500,000         AAA        4,202,865
                San Bernardino County, CA, Joint Powers Financing
                 Authority, Tax Allocation, State College Project,
                 6.9%, 9/1/01 (d) ........................................      500,000         AAA          547,480
                San Francisco, CA, Redevelopment Financing Agency,
                 Tax Allocation Revenue, Series A, Zero Coupon:
                    8/1/03 (d) ...........................................    1,080,000         AAA          724,399
                    8/1/04 (d) ...........................................    1,080,000         AAA          682,506
                San Joaquin County, CA, Certificate of Participation,
                 County Public Facilities Project, 4.75%,
                 11/15/19 (d) ............................................    2,000,000         AAA        1,681,000
                San Joaquin Hills, CA, Transportation Corridor
                 Agency, Toll Road Revenue, Senior Lien,
                 Zero Coupon, 1/1/07 .....................................    6,000,000         NR         4,177,440
                San Jose, CA, Financing Revenue, Community
                 Facilities Project, Zero Coupon:
                  11/15/03 ...............................................      735,000         A            478,544
                  11/15/04 ...............................................    1,605,000         A            982,453
                  11/15/05 ...............................................    1,605,000         A            921,880
                  11/15/06 ...............................................    1,605,000         A            861,516


     The accompanying notes are an integral part of the financial statements.

SCUDDER CALIFORNIA TAX FREE FUND
----------------------------------------------------------------------------------------------------------------

                                                                        Principal       Credit        Market
                                                                        Amount ($)     Rating (c)    Value ($)
----------------------------------------------------------------------------------------------------------------
                San Jose, CA, Redevelopment Agency, Merged Area
                 Redevelopment Project, Tax Allocation, 4.75%,
                 8/1/24 (d) ......................................      5,000,000       AAA            4,141,300
                San Mateo County, CA, Joint Powers Finance
                 Authority, County Healthcare Center, Series A,
                 FSA Insured, 5.75%, 7/15/22 .....................      2,250,000       AAA            2,169,428
                San Mateo County, CA, Capital Projects Program,
                 Correctional and Parking Facilities, Series 1991,
                 Zero Coupon:
                  7/1/04 (d) .....................................      1,890,000       AAA            1,199,583
                  7/1/05 (d) .....................................      1,520,000       AAA              907,258
                San Mateo County, CA, Joint Power Finance
                 Authority, Capital Project Program, Zero Coupon:
                  7/1/01 (d) .....................................      1,765,000       AAA            1,330,528
                  7/1/02 (d) .....................................      1,715,000       AAA            1,222,829
                  7/1/03 (d) .....................................      1,725,000       AAA            1,161,960
                Santa Anna, CA, Police Administration and
                 Holding Facility, Lease Revenue, Series A, 5.3%,
                 7/1/05 (d) ......................................        725,000       AAA              733,751
                Santa Clara County, CA, Certificate of Participation,
                 Series A, 4.75%, 2/1/14 (d) .....................      3,000,000       AAA            2,607,180
                Santa Clara County, CA, Finance Authority, Lease
                 Revenue, YMC Replacement Project, 7.75%,
                 11/15/08 (d) ....................................      3,250,000       AAA            3,992,528
                Santa Margarita/Dana Point, CA, Improvement
                 Districts 3, 3A, 4 and 4A, Series B, 7.25%,
                 8/1/05 (d) ......................................      2,895,000       AAA            3,408,370
                Santa Monica, CA, Wastewater Revenue, Hyperion
                 Project, 4.75%, 1/1/12 (d) ......................      3,000,000       AAA            2,627,940
                Saugus, CA, Unified School District, Series A,
                 5.7%, 9/1/18 (d) ................................      1,700,000       AAA            1,645,022
                South Orange County, CA, Public Power Authority,
                 Special Tax Revenue, Series A, 7%, 9/1/06 (d) ...      2,230,000       AAA            2,587,447
                Southern California Public Power Authority, Power
                 Project Revenue:
                  Mead Phoenix Project, Series A, 4.75%,
                   7/1/09 (d) ....................................      1,220,000       AAA            1,099,610
                  Palo Verde Project, Series A, 5%, 7/1/15 .......      1,350,000       AA             1,191,996
                Stockton, CA, Health Facilities Revenue, St. Joseph
                 Medical Center, Series A, 5.625%, 6/1/13 (d) ....      1,930,000       AAA            1,867,912
                University of California, Certificate of Participation,
                 UCLA Central, Chiller Cogeneration Project,
                 Connie Lee Insured, 5.1%, 11/1/06 ...............      3,845,000       AAA            3,799,937
                Vista, CA, Community Development Commission,
                 Tax Allocation, Vista Redevelopment Project,
                 5.5%, 9/1/23 (d) ................................      3,000,000       AAA            2,793,960


     The accompanying notes are an integral part of the financial statements.

                                                                                                INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------

                                                                                Principal     Credit       Market
                                                                                Amount ($)   Rating (c)   Value ($)
--------------------------------------------------------------------------------------------------------------------
                Walnut Creek, CA, Certificate of Participation, John
                 Muir Medical Center:
                  5%, 2/15/16 (d) .......................................       1,500,000       AAA        1,334,520
                  5%, 2/15/20 (d) .......................................       1,000,000       AAA          873,860
                West Covina, CA, Queen of the Valley Hospital,
                 Certificate of Participation, Hospital Revenue,
                 Series 1994:
                  5.7%, 8/15/00 .........................................         380,000       A            386,753
                  5.8%, 8/15/01 .........................................         750,000       A            764,505
                Westminster, CA, Redevelopment Agency, Tax
                 Allocation Revenue, Community Development,
                 Project #1, Series A, 7.3%, 8/1/21 .....................       2,000,000       BBB        2,049,960

PUERTO RICO     Commonwealth of Puerto Rico, Public Improvement
                 Refunding, General Obligation, 5.375%, 7/1/06 ..........       1,225,000       A          1,236,331

VIRGIN ISLANDS  Virgin Islands Public Finance Authority, General
                 Obligation, Matching Fund Loan Notes,
                 Series 1992 A:
                  6.25% 10/1/96 (b) .....................................       3,400,000       BBB        3,451,102
                  6.5% 10/1/97 ..........................................       2,955,000       BBB        3,041,936
                  7%, 10/1/02 ...........................................       1,000,000       BBB        1,071,230
                                                                                                      --------------
                TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                 (Cost $277,267,501) ....................................                                283,693,398
                                                                                                      --------------
--------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT PORTFOLIO -- 100.0%
                 (Cost $290,292,372) (a) ................................                                296,738,998
                                                                                                      ==============

  (a)  The cost for federal income tax purposes was $290,301,466. At September 30, 1995, net unrealized appreciation for all securities based on tax cost was $6,437,532. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,379,906 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of
       $2,942,374.

  (b)  At September 30, 1995 these securities, in part, have been pledged to cover initial margin requirements for open futures contracts.


       AT SEPTEMBER 30, 1995 OPEN FUTURES CONTRACTS SOLD SHORT WERE AS FOLLOWS (NOTE A):
                                                                  Aggregate             Market
            Futures         Expiration       Contracts         Face Value ($)          Value ($)
          ------------    --------------   ---------------    ------------------      ------------
          30 Year U.S.
          Treasury Bonds      Dec. 1995           125            14,010,469            14,292,969
                                                                 ----------            ----------

          Total net unrealized depreciation on open futures contracts sold short ...     (282,500)
                                                                                       ==========



     The accompanying notes are an integral part of the financial statements.

SCUDDER CALIFORNIA TAX FREE FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   (c) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives.
        Credit ratings shown are assigned by either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

   (d)  Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

     * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.




     The accompanying notes are an integral part of the financial statements.

                                                                          FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------

SEPTEMBER 30, 1995 (UNAUDITED)
----------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $290,292,372)
  (Note A) ................................................                      $ 296,738,998
Cash ......................................................                             46,640
Receivables:
  Interest ................................................                          4,246,516
  Fund shares sold ........................................                            316,241
Other assets ..............................................                              2,574
                                                                                 -------------
        Total assets ......................................                        301,350,969
LIABILITIES
Payables:
  Investments purchased ...................................     $   4,064,470
  Dividends ...............................................           463,140
  Fund shares redeemed ....................................           147,592
  Daily variation margin on open futures contracts
        (Note A) ..........................................           171,875
  Accrued management fee (Note C) .........................           150,439
  Other accrued expenses (Note C) .........................           103,627
                                                                -------------
        Total liabilities .................................                          5,101,143
                                                                                 -------------
Net assets, at market value ...............................                      $ 296,249,826
                                                                                 =============
NET ASSETS
Net assets consist of:
  Net unrealized appreciation (depreciation) on:
        Investments .......................................                      $   6,446,626
        Futures ...........................................                           (282,500)
  Accumulated net realized loss ...........................                        (12,929,768)
  Shares of beneficial interest ...........................                            288,124
  Additional paid-in capital ..............................                        302,727,344
                                                                                 -------------
Net assets, at market value ...............................                      $ 296,249,826
                                                                                 =============
NET ASSET VALUE, offering and redemption price per share
  ($296,249,826 -:- 28,812,397 outstanding shares of
  beneficial interest, $.01 par value, unlimited number
  of shares authorized)                                                                 $10.28
                                                                                        ======



     The accompanying notes are an integral part of the financial statements.

SCUDDER CALIFORNIA TAX FREE FUND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------

SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-----------------------------------------------------------------------------------
INVESTMENT INCOME
Interest ............................................                   $ 8,456,388

Expenses:
Management fee (Note C) .............................   $   911,501
Services to shareholders (Note C) ...................       114,813
Custodian and accounting fees (Note C) ..............        65,895
Trustees' fees (Note C) .............................         7,430
Auditing ............................................        24,765
Reports to shareholders .............................        14,856
Legal ...............................................         5,950
Other ...............................................        23,079       1,168,289
                                                        ---------------------------
Net investment income ...............................                     7,288,099
                                                                     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
Net realized gain (loss) from:
  Investments .......................................     1,411,929
  Futures ...........................................      (216,588)      1,195,341
                                                       ------------
Net unrealized appreciation (depreciation) on:
  Investments .......................................     5,324,761
  Futures ...........................................      (282,500)      5,042,261
                                                       ----------------------------
Net gain on investment transactions .................                     6,237,602
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.                   $13,525,701
                                                                        ===========



     The accompanying notes are an integral part of the financial statements.

                                                                FINANCIAL STATEMENTS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------

                                                        SIX MONTHS
                                                          ENDED
                                                        SEPTEMBER 30,     YEAR ENDED
                                                          1995             MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                       (UNAUDITED)          1995
------------------------------------------------------------------------------------
Operations:
Net investment income ............................      $  7,288,099    $ 15,647,975
Net realized gain (loss) from investment
  transactions ...................................         1,195,341      (9,865,784)
Net unrealized appreciation on investment
  transactions during the period .................         5,042,261      12,444,920
                                                        ------------    ------------
Net increase in net assets resulting from
  operations .....................................        13,525,701      18,227,111
                                                        ------------    ------------
Distributions to shareholders:
  From net investment income ($.25 and
    $.51 per share, respectively) ................        (7,288,099)    (15,647,975)
                                                        ------------    ------------
  From net realized gains from investment
    transactions ($.09 per share) ................                --      (2,705,552)
                                                        ------------    ------------
Fund share transactions:
Proceeds from shares sold ........................        17,581,978      54,322,312
Net asset value of shares issued to
  shareholders in reinvestment
  of distributions ...............................         4,392,749      12,092,024
Cost of shares redeemed ..........................       (26,025,877)    (97,589,593)
                                                        ------------    ------------
Net decrease in net assets from
  Fund share transactions ........................        (4,051,150)    (31,175,257)
                                                        ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ................         2,186,452     (31,301,673)
Net assets at beginning of period ................       294,063,374     325,365,047
                                                        ------------    ------------
NET ASSETS AT END OF PERIOD ......................      $296,249,826   $ 294,063,374
                                                        ============   =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ........        29,207,833      32,478,431
                                                        ------------    ------------
Shares sold ......................................         1,720,492       5,531,252
Shares issued to shareholders in
  reinvestment of distributions ..................           430,372       1,227,120
Shares redeemed ..................................        (2,546,300)    (10,028,970)
                                                        ------------    ------------
Net decrease in Fund shares ......................          (395,436)     (3,270,598)
                                                        ------------    ------------
Shares outstanding at end of period ..............        28,812,397      29,207,833
                                                        ============    ============


     The accompanying notes are an integral part of the financial statements.

SCUDDER CALIFORNIA TAX FREE FUND
FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                             SIX MONTHS
                                ENDED
                            SEPTEMBER 30,                                       YEARS ENDED MARCH 31,
                                1995        ----------------------------------------------------------------------------------
                             (UNAUDITED)     1995     1994    1993     1992     1991    1990    1989    1988     1987    1986
                             -----------    ----------------------------------------------------------------------------------
Net asset value,
  beginning of period.......    $10.07      $10.02   $11.05  $10.60   $10.41   $10.29  $10.26  $ 9.99  $11.18   $10.95  $ 9.54
                                ------      ------   ------  ------   ------   ------  ------  ------  ------   ------  ------
Income from investment
  operations:
  Net investment
    income..................       .25         .51      .53     .59      .61      .63     .65     .68     .69      .71     .73
  Net realized and
    unrealized gain
    (loss) on investment
    transactions............       .21         .14     (.35)    .94      .47      .21     .22     .27    (.93)     .53    1.41
                                ------      ------   ------  ------   ------   ------  ------  ------  ------   ------  ------
Total from investment
  operations................       .46         .65      .18    1.53     1.08      .84     .87     .95    (.24)    1.24    2.14
                                ------      ------   ------  ------   ------   ------  ------  ------  ------   ------  ------
Less distributions:
  From net investment
    income..................      (.25)       (.51)    (.53)   (.59)    (.61)    (.63)   (.65)   (.68)   (.69)    (.71)   (.73)
  From net realized
    gains on
    investments.............        --        (.09)    (.63)   (.49)    (.28)    (.09)   (.19)     --    (.26)    (.30)     --
  In excess of net
    realized gains..........        --          --     (.05)     --       --       --      --      --      --       --      --
                                ------      ------   ------  ------   ------   ------  ------  ------  ------   ------  ------
Total distributions.........      (.25)       (.60)   (1.21)  (1.08)    (.89)    (.72)   (.84)   (.68)   (.95)   (1.01)   (.73)
                                ------      ------   ------  ------   ------   ------  ------  ------  ------   ------  ------
Net asset value, end of
  period....................    $10.28      $10.07   $10.02  $11.05   $10.60   $10.41  $10.29  $10.26  $ 9.99   $11.18  $10.95
                                ======      ======   ======  ======   ======   ======  ======  ======  ======   ======  ======
TOTAL RETURN (%)............      4.63**      6.75     1.30   15.13    10.74     8.53    8.62    9.80   (1.70)   12.11   23.19

RATIO AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions).......       296         294      325     309      242      208     193     171     153      195     133
Ratio of operating
  expenses, net to
  average daily net
  assets (%)................       .79*        .80      .78     .79      .81      .84     .83     .89     .88      .84     .88
Ratio of net investment
  income to average
  daily net assets (%)......      4.92*       5.18     4.85    5.42     5.79     6.13    6.23    6.71    6.95     6.55    7.11
Portfolio turnover rate.....      51.5*       87.3    126.5   208.6    143.0    170.6    70.4   158.9    52.3     68.0    92.6

  * Annualized

 ** Not annualized

                                                        32

                                          SCUDDER CALIFORNIA TAX FREE MONEY FUND
                                    SCUDDER CALIFORNIA TAX FREE FUND (Unaudited)
--------------------------------------------------------------------------------


A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------


Scudder California Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and California Tax Free Fund ("Tax Free Fund"), a diversified fund, are each a series of Scudder California Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio. Additionally, during the period the Tax Free Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

SCUDDER CALIFORNIA TAX FREE MONEY FUND
SCUDDER CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

As of March 31, 1995, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $76,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($14,000), March 31, 2002 ($7,000) and March 31, 2003 ($55,000),
the respective expiration dates, whichever occurs first.

As of March 31, 1995, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $8,963,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date, whichever occurs first.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Tax Free Money Fund and the Tax Free Fund, from November 1, 1994 through March 31, 1995, incurred approximately $12,000 and $3,569,000, respectively, of net realized capital losses which the Funds intend to elect to defer and treat as arising in the fiscal year ended March 31, 1996.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, and certain securities sold at a loss for the Tax Free Fund. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade-date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the six months ended September 30, 1995, purchases and sales of long-term municipal securities aggregated $80,206,295 and $71,116,184, respectively, for the Tax Free Fund.

SCUDDER CALIFORNIA TAX FREE MONEY FUND
SCUDDER CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------

The aggregate face value of futures contracts opened and closed during the six months ended September 30, 1995, for the Tax Free Fund, was $214,033,196 and $200,022,727, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------

Each Fund has entered into an Investment Management Agreement (each an "Agreement" and collectively the "Agreements") with Scudder, Stevens & Clark, Inc. (the "Adviser"), under which each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The management fee payable under the Agreements is equal to an annual rate of 0.50% of the average daily net assets of Tax Free Money Fund, and 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund. As manager of the assets of Tax Free Money Fund and Tax Free Fund, the Adviser directs the investments of Tax Free Money Fund and Tax Free Fund in accordance with the investment objectives, policies, and restrictions of each Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. The Agreements also provide that if the Funds' expenses, exclusive of taxes, interest and certain other expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended
September 30, 1995, the fee for the Tax Free Fund pursuant to the Agreement amounted to $911,501, which was equivalent to an annualized effective rate of .62% of the Fund's average daily net assets.

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1996 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than 0.60% of average daily net assets. For the six months ended September 30, 1995, the Adviser did not impose a portion of its fee amounting to $72,983, and the portion imposed amounted to $89,785.

                                                  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the six months ended September 30, 1995, $36,548 and $84,755 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $5,982 and $13,857 are unpaid at September 30, 1995, respectively.

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Tax Free Money Fund and Tax Free Fund. For the six months ended September 30, 1995,
SFAC imposed fees amounting to $15,000 and $33,004 of which $5,000 and $10,440 are unpaid at September 30, 1995 for the Tax Free Money Fund and Tax Free Fund, respectively.

The Trust pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1995, Trustees' fees aggregated $7,430 each for both Tax Free Money Fund and Tax Free Fund.

INVESTMENT PRODUCTS AND SERVICES
------------------------------------------------------------------------------------------------------------------

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.
                                                                                                            38
                                                                                                           ----

                                                                                            HOW TO CONTACT SCUDDER
------------------------------------------------------------------------------------------------------------------
 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
    Investor Services, Inc., Distributor.

*    Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

----
 39

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.